Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
8.	Income Taxes
As a result of the Company’s significant operating loss carryforwards and the corresponding valuation allowance, no income tax provision/benefit has been recorded as of December 31, 2020 and 2019. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2020 and 2019 are detailed below.

	2020	2019
Deferred tax assets:

Federal and state net operating loss carryforwards	$18,617,000	$15,308,000
R&D and orphan drug credit carryforwards	3,899,000	1,750,000
Share-based compensation expense	76,000	156,000
Capitalized research and development expenses	2,276,000	3,772,000
Other, net	218 ,000	83,000

Total deferred tax assets	25,086,000	21,069,000

ROU Asset	(207,000)	0
Total deferred tax liabilities	(207,000)	0

Net deferred tax asset	24,879,000	21,069,000
Valuation allowance	(24,879,000)	(21,069,000)

Net deferred tax liability	$—	$—

The Company’s effective
income tax rate differs from the statutory federal rate of 21% for the years ended December 31, 2020 and 2019 due to the following:

	2020	2019
Federal tax benefit at statutory rate	21.00%	21.00%
State tax benefit, net	0.00%	6.98%
General business credits	11.30%	8.48%
State rate true up	(5.26%)	8.96%
Other	(7.00%)	(4.28%)
Change in valuation allowance	(20.04%)	(41.14	% )

Provision for income taxes	$—	$—

At December 31, 2020, the Company had federal and state net operating loss carryforwards of $80.5 million and $38.9 million, respectively. The federal loss carryforwards begin to expire in 2027, unless previously utilized, and the state carryforwards began to expire in 2030. The Company has federal loss carryforwards of $
40.2
 million that are not subject to expiration. The Company also has federal and state research credit carryforwards of $1.5 million and $1.4 million, respectively. Additionally, the Company has Orphan Drug Credit carryforwards of $
3.9
 million. The federal research credit carryforwards will begin expiring in 2027, unless previously utilized. The state research credit will carry forward indefinitely. The change in the valuation allowance is an increase of $3.8 million and $5.6 million
for the years ended December 31, 2020 and December 31, 2019, respectively.
Pursuant to Internal Revenue Code (IRC) Sections 382 and 383, annual use of the Company’s net operating loss and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed an IRC Section 382/383 analysis regarding the limitation of net operating loss and research and development credit carryforwards and these financial statements do not contain any adjustment relating to such potential limitations. Due to the existence of the valuation allowance, future changes in the Company’s net operating loss and research and development credit carryforwards will not impact the Company’s effective tax rate.
In response to the
COVID-19
pandemic, the Coronavirus Aid, Relief and Economic Security Act (CARES Act) was signed into law in the U.S. in March 2020. The CARES Act adjusted a number of provisions of the tax code, including the eligibility of certain deductions and the treatment of net operating losses and tax credits. The enactment of the CARES Act did not result in any material adjustments to the Company’s income tax provision for the year ended December 31, 2020, or to its deferred tax assets as of December 31, 2020.
In accordance with authoritative guidance, the impact of an uncertain income tax position is recognized at the largest amount that is “more likely than not” to be sustained upon audit by the relevant taxing authority. An uncertain tax position will not be recognized if it has less than a 50% likelihood of being sustained.
The following table summarizes the activity related to the Company’s unrecognized tax benefits, in thousands:

	2020	2019
Gross unrecognized tax benefits at the beginning of the year	$1,952	$1,555
Increases related to prior year tax positions	709	—
Increases from tax positions taken in the current year	1,310	397

Gross unrecognized tax benefits at the end of the year	$3,971	$1,952

The amount of the unrecognized tax benefits that would impact the effective tax rate, absent the valuation allowance, would be $3.6 million. Due to the full valuation allowance, the future changes in unrecognized tax benefits will not impact the Company’s effective tax rate. At December 31, 2020, the Company has not accrued any interest or penalties related to uncertain tax positions. The Company does not anticipate that there will be a significant change in the amount of unrecognized tax benefits over the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The Company is subject to taxation in the U.S. and California. Due to the existence of net operating loss carryforwards, all tax periods from inception of the Company are open for examination by taxing authorities for all jurisdictions. The Company is not currently under examination by any tax authority.